FORM 8-K
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Opinion of Haynes and Boone, LLP

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
June 17, 2004
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	0-25192	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices)

(601) 442-1601
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On June 17, 2004 Callon Petroleum Company (the “Company") filed with the SEC a supplement to the prospectus dated October 6, 1999 forming a part of the Registration Statement on Form S-3 filed by the Company with the SEC on September 9, 1999 and the Registration Statement on Form S-3 filed by the Company with the SEC on May 10, 2001 pursuant to Rule 462(b) promulgated under the Securities Act of 1933. The prospectus supplement relates to the issuance and sale in an underwritten public offering of 3,000,000 shares of the Company’s common stock and up to an additional 450,000 shares of common stock if the underwriter exercises its over-allotment option in full. In connection with the filing of the prospectus supplement with the SEC, the company filed certain exhibits as part of a Form 8-K on June 17, 2004. The Company is filing this 8-K to file an additional exhibit in connection with the filing of the prospectus supplement. See “Item 7. Financial Statements and Exhibits.”

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Title of Document
5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

June 18, 2004	By:	/s/ John S. Weatherly

John S. Weatherly
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number	Title of Document
5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included as Exhibit 5.1)